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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 27, 2007
                                                         -----------------

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                 1-33476            56-2480744
         -------------                 -------            ----------
(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)       File Number)       Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         (b) On November 27, 2007, Paul R. Driscoll, Executive Vice President and Corporate Secretary of Beneficial Mutual Bancorp, Inc. (the "Company"), Beneficial Savings Bank MHC, the Company's federally chartered mutual holding company, and Beneficial Bank (the "Bank"), the Company's wholly-owned subsidiary, entered into a Separation Agreement and General Release (the "Agreement") with the Bank pursuant to which Mr. Driscoll's employment will be terminated in connection with the reduction in force previously announced by the Company on October 12, 2007. The Agreement was executed November 20, 2007 and became effective on November 27, 2007 pursuant to the terms of the Agreement. Under the terms of the Agreement, Mr. Driscoll's employment with the Bank will terminate on December 31, 2007 (the "Termination Date") and the Bank will pay Mr. Driscoll his regular base salary, on Mr. Driscoll's regular payroll schedule, through the Termination Date.

         The Agreement further provides that Mr. Driscoll will receive a gross lump sum payment of $718,688.00, which represents three years of pay at Mr. Driscoll's regular annual base salary, less normal withholdings (the "Separation Pay"), on or before December 31, 2007, but in no event later than March 15, 2008. The Separation Pay is included in the estimated $3.7 million of charges that the Company previously disclosed it will take during the fourth quarter of its fiscal year ending December 31, 2007 in connection with the reduction in force. Pursuant to the terms of the Agreement, the Bank will not make any payment of Separation Pay to the extent that such payment will result in an "excess parachute payment" under Section 280G of the Internal Revenue Code.

         In addition, the Agreement also provides that for three years subsequent to the Termination Date, the Bank will pay the cost of Mr. Driscoll's group health coverage under the Bank's group health insurance program under the same terms as such coverage is provided to other employees of the Bank; provided, however, that such benefits will cease should Mr. Driscoll elect coverage under any other group health plan, including the Bank's Retiree Health Plan.

         A copy of the Agreement is filed as Exhibit 10.1 to this Report and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number       Description
              ------       -----------

              10.1 Separation Agreement and General Release Between Beneficial Mutual Bancorp, Inc., Beneficial Mutual Savings Bank and Paul R. Driscoll, Effective November 27, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BENEFICIAL MUTUAL BANCORP, INC.


Date:  November 27, 2007        By: /s/ Joseph F. Conners
                                    --------------------------------------------
                                    Joseph F. Conners
                                    Executive Vice President and Chief Financial
                                     Officer